Summary Prospectus
May 2, 2011
Sunamerica Series Trust
Blue Chip Growth Portfolio
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 2, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/fundprospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal
The Portfolio’s investment goal is capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.24%	0.24%	0.23%
Total Annual Portfolio Operating Expenses	0.94%	1.09%	1.18%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$96	$300	$520	$1,155
Class 2 Shares	111	347	601	1,329
Class 3 Shares	120	375	649	1,432
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.
The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. “Blue chip” represents common stocks of nationally known companies that are well-established in their respective industries. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.
The adviser believes that superior returns can be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the adviser searches for companies that demonstrate the following characteristics:

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Blue Chip Growth Portfolio
•	Market leaders with competitive advantages

•	Solid revenue growth

•	Consistent double-digit earnings growth in varying types of economic environments

•	Opportunity for multiple expansion

•	Strong management team
The adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Stock Risk. Growth stocks are historically volatile, which will affect the Portfolio.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Foreign Investment Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Emerging Markets Risk. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the period shown in the bar chart, the highest return for a quarter was 14.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2011 was 4.50%.
Average Annual Total Returns (For the periods ended December 31, 2010)

	1	5	10	Since Inception	Since Inception
	Year	Years	Years	Class 2 (7/9/01)	Class 3 (9/30/02)
Class 1 Shares	12.39%	2.68%	-1.40%	N/A	N/A
Class 2 Shares	12.42%	2.53%	N/A	0.21%	N/A
Class 3 Shares	12.20%	2.41%	N/A	N/A	5.44%
Russell 1000® Growth Index	16.71%	3.75%	0.02%	2.01%	7.88%

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Blue Chip Growth Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp.
Portfolio Manager

	Portfolio Manager of the
Name	Portfolio Since	Title
John Massey	2006	Senior Vice President and Senior Portfolio Manager
Purchases and Sales of Portfolio Shares
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information
The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment options for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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